Exhibit 10.2


           THIS OPTION AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS. THIS OPTION IS ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN.





                      -----------------------------------
                              [         ] OPTION
                     ------------------------------------




This certifies that, for good and valuable consideration, [RTM Partners, Inc. (the "Company"),], grants to _______________________, a Delaware corporation, or its registered assigns (the "Optionholder"), the right to subscribe for and purchase from the Company ________ validly issued, fully paid and nonassessable shares (the "Option Shares") of the Common Stock, par value $1.00 per (the "Common Stock" of Newco, Inc. ("Newco"), at a purchase price per Option Share of $ ___________ (the "Exercise Price"), at any time and from time to time, beginning on the date which is two years from the date of issuance of this Option (the "Commencement Date") and ending at 5:00 PM Eastern time on the date which is three years from the date of issuance of this Option (the "Expiration Date"), all subject to the terms, conditions and adjustments herein set forth.

Certificate No. _____________

           1. Duration and Exercise of Option; Limitation on Exercise; Payment of Taxes.

                1.1 Duration and Exercise of Option. Subject to the terms and conditions set forth herein, the Option may be exercised, in whole but not in part, by the Optionholder by:

                     (a) the surrender of this Option to the Company, with a duly executed Exercise Form specifying the number of Option Shares to be purchased, during normal business hours on any Business Day from and including the Commencement Date through and including the Expiration Date;
and

                     (b) the delivery of payment to the Company, for the account of the Company, by cash or by certified or bank cashier's check, of the Exercise Price for the number of Option Shares specified in the Exercise Form in lawful money of the United States of America. The Company agrees that such Option Shares shall be deemed to be transferred to the Optionholder as the record holder of such Option Shares as of the close of business on the date on which this Option shall have been surrendered and payment made for the Option Shares as aforesaid.

                1.2 Limitations on Exercise. Notwithstanding anything to the contrary herein, this Option may be exercised only (i) if all Similar Options are also exercised on the same date that this Option is exercised and (ii) upon the delivery to the Company of any certificates, legal opinions, or other documents reasonably requested by the Company to satisfy the Company that the proposed exercise of this Option may be effected without registration under the Securities Act.

                1.3 Option Shares Certificate. A stock certificate or certificates for the Option Shares specified in the Exercise Form shall be delivered to the Optionholder within ten (10) Business Days after receipt of the Exercise Form and receipt of payment of the purchase price.

                1.4 Payment of Taxes. The issuance of certificates for Option Shares shall be made without charge to the Optionholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the Optionholder shall be required to pay any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Optionholder as reflected upon the books of the Company.

                1.5  Divisibility of Option; Transfer of Option.

                     (a) Subject to the provisions of this Section 1.6, this Option may be divided into Options of one thousand shares or multiples thereof, upon surrender at the principal office of the Company, without charge to any Optionholder. Upon such division, the Options may be transferred of record as the then Optionholder may specify without charge to such Optionholder (other than any applicable transfer taxes). In addition, subject to the provisions of this Section 1.5, the Optionholder shall not have the right to transfer this Option, except that Optionholder shall have the right to transfer this Option in its entirety to Triarc Companies, Inc. or any of its Subsidiaries or Affiliates.

                     (b) Upon surrender of this Option to the Company with a duly executed Assignment Form and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Option or Options of like tenor in the name of the assignee named in such Assignment

Form, and this Option shall promptly be canceled. Any such transfer shall be subject, if requested by the Company, to the receipt by the Company of a written opinion of legal counsel, which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of this Option may be effected without registration under the Securities Act. In addition, the Optionholder and the transferee shall execute any documentation reasonably required by the Company to ensure compliance with the Securities Act. The Optionholder shall not be entitled to transfer this Option, or any part thereof, if such legal opinion is not acceptable to the Company or if such documentation is not provided. The term "Option" as used in this Agreement shall be deemed to include any Options issued in substitution or exchange for this Option.

                1.6  Right of First Refusal.

                     (a) If the Holders of Registrable Securities make a request for demand registration in accordance with Section 7.1 hereof, or if the Holders wish to sell Registrable Securities to a third party, the Company shall have the right, exercisable in accordance with the provisions of this Section 1.6, to purchase all (but not less than all) of the Registrable Securities proposed to be included in the registration by the Holders, or all of the Registrable Securities proposed to be sold to a third party, as the case may be, (the "Subject Shares") at a price per share equal to the Fair Market Value. In order to exercise such right, the Company must send notice (the "Section 1.6 Notice") to the Company within 15 Business Days after the receipt by Company of a notice from the Holders of the Subject Shares demanding registration in accordance with Section 7.1 hereof, or seeking to sell Subject Shares to a third party, as the case may be, which notice shall state that the Company is exercising its right to purchase the Subject Shares and shall specify the date for the settlement of the sale and purchase, which shall be no less than 10 Business Days nor more than 15 Business Days after the date of the Section 1.6 Notice. The delivery of the Section 1.6 Notice by the Company shall constitute the irrevocable exercise of the rights of the Company hereunder, shall create a binding contract of sale and purchase between the Holders of the Subject Shares and the Company and shall relieve the Company of its obligations to register the Subject Shares in accordance with Section 7.1 hereof. The Company and the Holders shall consummate the purchase of the Subject Shares under this Section
1.6 by delivery of immediately available funds against delivery of duly endorsed certificates at such time as is specified by the Company in the Section 1.6 Notice. The Company may at its option require the Holders to sell the Subject Shares under this Section 1.6 to a third party designee.

                     (b) If the Company (by itself or through any designee) declines or fails to purchase all of the Subject Shares in accordance with
Section 1.6 (a), then the Company shall proceed with the registration with respect to such Subject Shares in accordance with Section 7.1 hereof.

           2.   Restrictions on Transfer; Restrictive Legends.

                2.1 Restrictive  Legends.  Except as otherwise permitted by this
Section 2, each Option shall (and each Option issued upon direct or indirect transfer or in substitution for any Option pursuant to Section 1.6 or Section 4 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

           THIS OPTION AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS. THIS OPTION IS ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN.

      Except as otherwise permitted by this Section 2, each stock certificate for Option Shares transferred to the Optionholder upon the exercise of any Option and each stock certificate issued upon the direct or indirect transfer of any such Option Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH
      LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN THE OPTION DATED _____, 1997.

      Notwithstanding the foregoing, the Optionholder may require the Company to issue an Option or to cause Newco to issue a stock certificate for Option Shares, in each case without a legend, if the Option or the Option Shares, as the case may be, are no longer subject to the restrictions on transfer set forth herein and either (i) such Option or such Option Shares, as the case may be, have been registered for resale under the Securities Act or (ii) the Optionholder has delivered to the Company an opinion of legal counsel, which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company's counsel, to the effect that such registration is not required with respect to such Option or such Option Shares, as the case may be.


                2.2 Come Along Rights. Until the tenth anniversary of the date hereof, the Company shall not Transfer more than 20% of the shares of Common Stock owned by the Company to an unaffiliated third party without complying with the terms and conditions set forth in this Section 2.2, as applicable.

                     (a) If the Company desires to Transfer more than 20% of the shares of Common Stock owned by it, the Company shall give not less than twenty (20) days prior written notice (the "Participation Notice") of such intended Transfer to each Optionholder and each Holder of Option Shares. The Participation Notice shall set forth the terms and conditions of such proposed Transfer, including the name of the prospective transferee, the number of the shares of Common Stock proposed to be transferred by the Company, the purchase price per share of Common Stock proposed to be paid therefor and the payment terms and type of Transfer to be effectuated. Within ten (10) days following the delivery of a Notice by the Company, each Optionholder and each Holder of Option Shares may, by notice in writing to the Company, have the opportunity and right to sell to the purchasers in such proposed Transfer (upon the same terms and conditions as the Company) up to that number of Option Shares transferable to such Optionholder upon exercise of its Option or that number of Option Shares owned by such Holder of Option Shares, as the case may be, as shall equal the product of (x) a fraction, the numerator of which is the number of Option Shares owned by such Holder, or the number of Option Shares transferable to such Optionholder upon exercise of its Option, as the case may be, as of the date of such proposed Transfer and the denominator of which is the aggregate number of shares of Common Stock beneficially owned as of the date of the Participation Notice by the Company and by all Optionholders and Holders of Option Shares, multiplied by (y) the number of shares of Common Stock proposed to be transferred by the Company. The number of shares of Common Stock to be sold by the Company shall be reduced to the extent necessary to provide for such sales of Option Shares and Options by Holders of Option Shares and Optionholders, respectively.

                (b) At the closing of any proposed Transfer in respect of which a Participation Notice has been delivered, the Company, together with all Optionholders and Holders of Option Shares electing to sell Options and Option Shares, shall deliver to the proposed transferee certificates evidencing the Option Shares and Options to be sold, duly endorsed, in the case of Option Shares, with stock powers and in the case of Options, with assignment forms. Holders of Option Shares shall receive in exchange therefor the consideration per share to be paid or delivered by the proposed transferee in respect of such Option Shares as described in the Participation Notice. Holders of Options shall receive in exchange therefor the consideration per share to be paid or delivered by the proposed transferee in respect of Option Shares, less the exercise price per Option Share of the Option.

                2.3       Take Along Rights

                          (a)  Until the tenth anniversary of the date
hereof, if the Company determines to sell or exchange (in a business combination or otherwise), in one or a series of bona fide arms length transactions to an unaffiliated third party, all of the shares of Common

Stock held by the Company, then, upon thirty (30) days' written notice from the Company to the Optionholders and the Holders of Option Shares, which notice shall include reasonable details of the proposed sale or exchange, including the proposed time and place of closing and the consideration to be received by the Company in respect of their shares of Common Stock, each Optionholder and each Holder of Option Shares shall be obligated to, and shall sell, transfer and deliver to such third party all of its Options and Option Shares in the same transaction at the closing thereof (and will deliver certificates for all of such Options and Option Shares at the closing, free and clear of all claims, liens and encumbrances). Each Holder of Option Shares shall receive the same consideration per share of Common Stock upon such sale as the Company receives and each Optionholder shall receive the same consideration per share of Common Stock upon such sale, less the exercise price per share of Common Stock of the Option. If stockholder approval of the transaction if required, each Holder of Option Shares shall vote his Option Shares in favor thereof.

                     (b) The provisions of this Section 2.3 shall not apply to any transfer pursuant to a public offering.

                2.4       Corporate Governance

                Until the tenth anniversary of the date hereof, the Company and the Optionholders and each Holder of Option Shares shall take all action, including but not limited to the Company and the Holders of Option Shares voting so that neither the Company nor any Optionholder or Holder of Option Shares shall enter into any agreements or arrangements of any kind with any person with respect to the Common Stock of Newco or the governance of Newco on terms which conflict with the provisions of this Option.

           3.   Title to Option Shares.

           The Company covenants and agrees that all Option Shares which are transferred upon the exercise of this Option will, upon such transfer, be validly issued, fully paid, and nonassessable, not subject to any preemptive rights, and free from all taxes, liens, security interests, charges, and other encumbrances.

           4.   Loss or Destruction of Option.

           Subject  to the terms and  conditions  hereof,  upon  receipt  by the
Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Option and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Option, the Company will execute and deliver a new Option of like tenor.

           5.   Ownership of Option.

           The Company may deem and treat the person in whose name this Option is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Option for registration of transfer.

           6.   Anti-dilution Provisions.

                6.1 Adjustment of Number of Shares Purchasable and Exercise Price. Subject to the provisions of this Section 6, the Exercise Price and the number and type of shares of Common Stock transferable to the Optionholder upon exercise of this Option shall be subject to adjustment at any time prior to the Expiration Date.

                     (a) Adjustment of Exercise Price. In the event Newco shall issue, sell, or distribute any shares of Common Stock for a consideration per share less than the Fair Market Value per share of Common Stock, in effect immediately prior to the time of such issue or sale, or for no consideration, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the lower of the prices calculated by:

                          (1)  dividing (A) an amount equal to the sum of
(x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price, plus (y) the aggregate consideration, if any, received by Newco upon such issue or sale, by
(B) the total number of shares of Common Stock outstanding immediately after such issue or sale;

                          (2)  multiplying the then existing Exercise Price
by a fraction, the numerator of which is the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Fair Market Value per share of Common Stock immediately prior to such issue or sale plus (y) the cash consideration received by Newco upon such issue or sale, the denominator of which is the total number of shares of Common Stock outstanding immediately after such issue or sale times the Fair Market Value per share of Common Stock immediately prior to such issue or sale.

           For purposes of this subsection (a), the date as of which the Fair Market Value per share of Common Stock shall be computed shall be the earlier of the dates on which Newco shall have (i) entered into a firm contract for the issuance of such shares or (ii) issued such shares.

                     (b) Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in this Section 6.1 or in
Section 6.2, the holder hereof shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest .001 of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                     (c)  Minimum Adjustment.  In the event any adjustment
of the Exercise Price pursuant to this section shall result in an adjustment of less than $.01 per share of Common Stock, no such adjustment shall be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to $.01 or more per share of Common Stock; provided however, upon any adjustment of the Exercise Price resulting from (i) the declaration of a dividend upon, or the making of any distribution in respect of, any stock of Newco payable in Common Stock or Convertible Securities or (ii) the reclassification by subdivision, combination or otherwise, of the Common Stock into a greater or smaller number of shares, the foregoing figure of $.01 per share (or such figure as last adjusted) shall be proportionately adjusted and provided further, upon the exercise of this Option, the Company shall make all necessary adjustments (to the nearest .001 of a cent) not theretofore made to the Exercise Price up to and including the date upon which this Option is exercised.

                6.2  Provisions  Applicable  to Section  6.1.  For  purposes  of
Section 6.1, the following subsections (a) through (j), inclusive, shall be applicable:

                     (a)  Options, Other Rights or Convertible Securities.

                          (1)  Issuance.  In case at any time Newco shall in
any manner grant (whether directly or by assumption in a merger or otherwise) any options or other rights to subscribe for or to purchase Common Stock or Convertible Securities, or shall in any manner issue or sell Convertible
Securities, whether or not such rights or options or rights to convert or exchange any such Convertible Securities are immediately exercisable, and the consideration per share (as determined under subsection 6.2(f)) for which shares of Common Stock are issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities shall be less than (i) the Exercise Price in effect immediately prior to the time of the granting of such rights or options or such Convertible Securities, or (ii) the Fair Market Value per share of Common Stock existing immediately prior to the time of the granting of such rights or options or such Convertible Securities, then the maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the maximum amount of such Convertible Securities shall be deemed to be outstanding and to have been issued for such consideration per share.

           No further adjustments of the Exercise Price shall be made upon the actual issue of Common Stock or of Convertible Securities upon exercise of options or rights or upon the actual issue of Common Stock upon conversion or exchange of Convertible Securities if adjustments pursuant to this Section 6.2(a)(1) have been made previously in respect of the grant of such options or rights, or in respect of issuance or sale of such Convertible Securities, except as otherwise provided in subsection (2) below.

           For purposes of this subsection (1), the date as of which the Fair Market Value per share of Common Stock shall be computed shall be the earlier of the dates on which Newco shall have (i) entered into a firm contract for the issuance of such rights or other options or (ii) issued such rights or other options.

                          (2)  Readjustment of Exercise Price.  In the event
(i) the purchase price per share provided for in any rights, options or Convertible Securities referred to in subsection (1) above, (ii) the number of shares of Convertible Securities that would be delivered under such rights, options or Convertible Securities, (iii) the additional consideration, if any, payable upon exercise of such rights or options or the conversion or exchange of such Convertible Securities, or (iv) the rate at which any Convertible Securities above are convertible into or exchangeable for Common Stock, in any case, shall change, the Exercise Price in effect at the time of such event shall forthwith be readjusted to the Exercise Price which would have been in effect at such time had such rights, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

           On the expiration of any such option or right not exercised, or the termination of any such unexercised right to convert or exchange Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be increased to the Exercise Price which would have been in effect at the time of such expiration or termination had such right, option or Convertible Security never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding.

           No readjustment of the Exercise Price pursuant to this subsection (2) shall have the effect of increasing the Exercise Price by an amount in excess of the adjustment initially made to the Exercise Price in respect to the issue, sale, grant or assumption of the applicable options, rights or Convertible Securities.

                     (b) Splits and Combinations. In case Newco shall at any time subdivide any of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and, conversely, in case the outstanding shares of Common Stock of Newco shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

                     (c)  Reorganization, Reclassification or
Recapitalization of Newco. In the case of any capital reorganization or reclassification or recapitalization of the capital stock of Newco (other than that referred to in subsection (b) of this Section 6.2), or in the case of the consolidation or merger of Newco with or into another corporation, or in the case of the sale or transfer of all or substantially all of the property of Newco, upon the exercise of this Option or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable, as appropriate) the amount of stock, other securities, or property which the Optionholder would have received had he exercised this Option or such portion thereof immediately prior to such capital reorganization or reclassification of capital stock, consolidation, merger, or sale shall be delivered, and the aggregate Exercise Price shall remain unchanged.

           Prior to and as a condition of the consummation of any transaction described in the preceding sentence, the Company shall make equitable, written adjustments in the application of the provisions set forth herein with respect to the rights and interests of the Optionholders so that the provisions set forth herein shall thereafter be applicable, in a manner as similar as possible to the methods used herein, to any shares of stock or other securities or other property thereafter deliverable upon exercise of this Option, which adjustments are satisfactory to the Optionholders entitled to purchase not less than 51% of the total number of Option Shares not yet purchased.

                     (d)  Dilution in Case of Issuance of Other Securities.
In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of Newco (or any issuer of Other Securities or any other Person referred to in subsection (c)) or to subscription, purchase or other acquisition pursuant to any options or rights issued or granted by Newco (or any such other issuer or Person) for a consideration such as to dilute, within the standards established in the other provisions of this Section 6, the purchase rights granted by this Option, then, and in each such case, the computations, adjustments and readjustments provided for in this Section 6 with respect to the Exercise Price shall be made in a manner as similar as possible to the method so provided and shall be applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Option so as to protect the Optionholders against such dilution of the purchase right.

                     (e) Other Dilutive Events. In case any event shall occur as to which the other provisions of this Section 6 are not applicable strictly, but with respect to which the failure to make any adjustment would not protect fairly the purchase rights represented by this Option in accordance with the essential intent and principles hereof then, in each such case, the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company or Newco), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 6, necessary to preserve, without dilution, the purchase rights represented by this Option. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Option and shall make the adjustments described therein.

                     (f) Determination of Consideration. For purposes of this Section 6, the consideration received by Newco for the issue, sale, grant or assumption of additional shares of Common Stock, rights, options or Convertible Securities, irrespective of the accounting treatment of such consideration, shall be valued as follows:

                          (1)  Cash Payment.  In the case of cash, the net
amount received by Newco after deduction of any accrued interest, dividends or any expenses paid or incurred or any underwriting commissions or concessions paid or allowed by Newco;

                          (2)  Securities or Other Property.  In the case of
securities or other property, as of the date immediately preceding such issue, sale, grant or assumption, the lesser of (i) the Fair Market Value per share of the security for which such consideration was received, and (ii) the Fair Value of such consideration;

                          (3)  Allocation Related to Common Stock.  In the
event additional shares of Common Stock are issued or sold together with other securities or other assets of Newco for a consideration which covers both, the consideration received (computed as provided in (1) and (2) above) shall be allocable to such additional shares of Common Stock as determined in good faith by the Board of Directors of Newco (except as otherwise provided in (4) below);

                          (4)  Allocation Related to Options, Other Rights
and Convertible Securities. In case any options or other rights to purchase any shares of Common Stock or Convertible Securities shall be issued or sold together with other securities or other assets of Newco, in one integral transaction such that no specific consideration is allocated to the rights or options, such rights, options or Convertible Securities shall be deemed to have been issued without consideration;

                          (5)  Dividends in Securities.  In case Newco shall
declare a dividend or make any other distribution upon any stock of Newco payable, in either case, in Common Stock or Convertible Securities, such Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration;

                          (6)  Warrants, Options, Other Rights and
Convertible Securities. The price per share for which shares of Common Stock are issuable upon the exercise of rights or options to purchase any shares of Common Stock or upon conversion or exchange of Convertible Securities shall be determined by dividing (i) the sum of (x) the total amount, if any, received or receivable by Newco as consideration for the granting of such rights or options or the issuance of such Convertible Securities, plus (y) the minimum aggregate amount of additional consideration payable to Newco upon the exercise of such rights or options, or, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, in each case after deducting any accrued interest, dividends or any expenses paid or incurred or any underwriting commissions or concessions paid or allowed by Newco by, (ii) the maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities;

                          (7)  Merger, Consolidation or Sale of Assets.  In
case any shares of Common Stock or Convertible Securities or any rights or options to purchase such Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which Newco is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Value of such portions of the assets and business of the acquired corporation as the Fair Value opinion shall attribute to such Common Stock, Convertible Securities, rights or options, as the case may be. In the event of any merger or consolidation of Newco in which Newco is not the surviving corporation or in the event of any sale of all or substantially all of the assets of Newco for stock or other securities of any corporation, Newco shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the Fair Value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the Exercise Price, the determination of the number of shares of Common Stock issuable upon exercise of this Option immediately prior to such merger, consolidation or sale, for the purposes of subsection (c) above, shall be made after giving effect to such adjustment of the Exercise Price.

                (g) Record Date. In case Newco shall take a record of the holders of the Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible
Securities, then all references in this Section 6 to the date of the issue or sale of the shares of Common Stock deemed to be issued or sold pursuant to the declaration of such dividend or making of such other distribution or to the date of the granting of such right of subscription or purchase, as the case may be, shall be deemed to be references to such record date;

                (h) Shares Outstanding. The number of shares of Common Stock deemed to be outstanding at any given time shall not include (i) shares of Common Stock in the treasury of Newco or any subsidiary;

                (i) Maximum Exercise Price. At no time shall the Exercise Price per share of Common Stock exceed the Exercise Price specified on the cover of this Option except as provided in subsection (b) or (c) of this
Section 6.2; and

                (j) Application. Except as otherwise provided herein, all subsections of this Section 6.2 are intended to operate independently of one another. If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect.

           6.3 Dilution in Case of Distribution of Indebtedness, Dividends or Assets. In the event Newco shall fix a record date for making to all holders of its Common Stock a distribution of evidence of its indebtedness, securities (other than shares of Common Stock) whether issued by Newco or not, property, rights, assets (including all cash dividends or other cash distributions whether payable out of earnings or out of surplus legally available for dividends under the laws of the jurisdiction governing Newco or otherwise), or any other thing of value, then the Optionholder shall be entitled to receive, subject to applicable law, upon exercise of the Option, that portion of such distribution to which it would have been entitled had Optionholder exercised its Option immediately prior to the date of such distribution. At the time Newco fixes the record date for such distribution, the Company shall allocate sufficient reserves to ensure the timely and full performance of the provisions of this
Section 6.3. The payments of any amounts by Newco pursuant to management agreements between Newco and RTM, Inc. and RTM Management Co., LLC, as such agreements are in effect as of the date of issuance of this Option, shall not be considered distributions subject to this Section 6.3.

           6.4 Rights Offering. In the event Newco shall effect an offering of Common Stock pro rata among its stockholders, the Optionholder shall be entitled, subject to applicable law, to elect to participate in each and every such offering as if this Option had been exercised immediately prior to each such offering. The Company shall promptly (but in any case no later than 5 Business Days prior to such rights offering) cause Newco to mail by first class, postage prepaid, to the Optionholder, notice that such rights offering will take place.

           6.5 No Adjustments under Certain Circumstances. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Exercise Price in the case of:

                (a) the transfer of shares of Common Stock to the Optionholder upon the exercise of this Option; or

                (b) the issuance of shares of Common Stock pursuant to a rights offering in which the Optionholder elects to participate under the provisions of
Section 6.4.

           6.6  Notices of Adjustments and of Extraordinary Corporate
Events.

                (a) Adjustments to Exercise Price. Upon any adjustment of the Exercise Price, a certificate signed (i) by the President of the Company, or
(ii) by any independent firm of certified public accountants of recognized national standing selected by the Company and at its expense, shall be mailed promptly to each Optionholder, which certificate sets forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated and specifies the Exercise Price and the number of shares of Common Stock purchasable upon exercise of such Optionholder's Option, in each case, adjusted pursuant to this Section 6.

           The certificate of any independent firm of certified public accountants of recognized national standing selected by the Board of Directors of the Company shall be conclusive evidence of the correctness of any computation made under Section 6.1.

                (b) Extraordinary Corporate Events. In case Newco after the date hereof shall propose to (i) distribute any dividend (whether stock or cash or otherwise) to the holders of shares of Common Stock or to make any other distribution to the holders of shares of Common Stock, (ii) offer to the holders of shares of Common Stock rights to subscribe for or purchase any additional shares of any class of stock or any other rights or options, or (iii) effect any reclassification of the Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock), any capital reorganization, any consolidation or merger (other than a merger in which no distribution of securities or other property is to be made to holders of shares of Common Stock), any sale, transfer or other disposition of all or substantially all of its property, assets and business, or the liquidation, dissolution or winding up of Newco, then, in each such case, the Company shall mail to each Optionholder notice of such proposed action, which notice shall specify the date on which (a) the books of Newco shall close, or (b) a record shall be taken for determining the holders of Common Stock entitled to receive such stock dividends or other distribution or such rights or options, or (c) such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date, if any, as of which it is expected that holders of record of Common Stock shall be entitled to receive securities or other property deliverable upon such action. Such notice shall be mailed in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of Common Stock for purposes of receiving such payment or offer, or in the case of any action covered by clause
(iii) above at least 30 days prior to the date upon which such action takes place and 20 days prior to any record date to determine holders of Common Stock entitled to receive such securities or other property.

                (c) Effect of Failure. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice, pursuant to this Section 6.6 shall not affect the legality or validity of the adjustment of the Exercise Price, the number of shares purchasable upon exercise of this Option, or any transaction giving rise thereto.

           7.   Registration Rights.

           The holder shall be entitled to the following registration rights:

                7.1  Demand Registration.

                     7.1.1 At any time after Newco completes a public offering of the Common Stock and is eligible to register securities on Form S-3 or any similar successor form, the Holders of a majority in interest of the Registrable Securities shall have the right to make a written request for registration under the Securities Act (a "Demand Registration") of all or part of its or their Registrable Securities. Upon receipt of the written request (the "Request") of any such Holder or Holders, the Company shall cause Newco to use its best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to cause Newco to register by such Holder or Holders, provided, however, that the Company need only cause Newco to effect one Demand Registration under the Securities Act of Registrable Securities. Within 10 days after receipt of a Request, the Company will give written notice (the "Notice") of such Request to all other Holders advising such Holders of their right to include Registrable Securities in the registration requested, and the Company will cause Newco to include in such registration all Registrable Securities of such class or type covered by written requests for inclusion received by the Company during the 15 business days following the receipt by the applicable Holder of the Notice. All requests made pursuant to this subsection 7.1.1 will specify the aggregate number of Registrable Securities to be registered.

                     7.1.2 The Holders of a majority in interest of the Registrable Securities shall have the right to select the managing underwriters, if any, for such registration, subject to the approval of Newco, which shall not be unreasonably withheld. If the managing underwriter of any underwritten offering under this Section 7.1 shall inform Newco by letter that, in its opinion, the number or type of Registrable Securities requested to be included in such registration would adversely affect such offering, and Newco has so advised the Holders in writing, then the Company will cause Newco to include in such registration, to the extent of the number and type that Newco is so advised can be sold in (or during the time of) such offering, first, such Registrable Securities requested to be included in such registration by the Holders, pro rata among such Holders on the basis of the estimated proceeds from the sale thereof, and second, all other securities proposed to be registered.

                     7.1.3 Notwithstanding the foregoing, the Company shall not be obligated to cause Newco to effect a registration pursuant to
Section 7.1.1 (i) during any lock-up period to which the Holders are subject pursuant to Section 9.6 or (ii) if within 30 days following a

Request, Newco delivers a notice to the Holders that it intends to initiate a public offering of Common Stock under the Securities Act (other than on a Form S-4 or S-8). If Newco shall furnish to the Holders a certificate stating that in the good faith judgment of the Board of Directors of Newco a registration would require the premature disclosure of material non-public information which disclosure would be seriously detrimental to Newco, the Company's obligation to cause Newco to use its best efforts to file a registration statement shall be deferred for a period not to exceed 90 days; provided, however, that in such event, the Holders of a majority in interest of the Registrable Securities shall have the right to withdraw the Request without penalty or incurring any costs otherwise required to be borne by Newco or the Company in connection with a Demand Registration.

                     7.1.4 If the Holders of a majority in interest of the Registrable Securities elect to withdraw a Request, then the Company shall be relieved of its obligations under this Section 7.1 if such withdrawal is not attributable to the fault of the Company. If the Company exercises its right of first refusal under Section 1.6 (a) hereof following a Request, the Company shall have no further obligation under Section 7.1 hereof.

                7.2  Incidental Registration.

                     7.2.1     If at any time following the second
anniversary of the issuance of this Option, Newco proposes to register any of its Common Stock under the Securities Act by registration on any form other than Form S-4 or S-8 or any similar successor form, whether or not for sale for its own account, the Company shall cause Newco, at each such time to give prompt written notice to all registered Holders of Registrable Securities of its intention to do so and of such Holders' rights under this Section 7.2. Upon the written request of any such Holder (a "Requesting Holder") made as promptly as practicable and in any event within 10 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder and the intended method of disposition), the Company shall cause Newco to use its best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Requesting Holders thereof to the extent required to permit the disposition of such Registrable Securities in accordance with the intended methods thereof described as aforesaid; provided, however, that prior to the effective date of the registration statement filed in connection with such registration, immediately upon notification to Newco from the managing underwriter of the price at which such securities are to be sold, if such price is below the price which any Requesting Holder shall have indicated to be acceptable to such Requesting Holder, and if such price is below the range of prices indicated on the cover of the most recent preliminary prospectus relating to such registration, the Company shall cause Newco to so advise such Requesting Holder of such price, and such Requesting Holder shall then have the right to withdraw its request to have its Registrable Securities included in such registration statement without penalty; provided further, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Newco shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Requesting Holder of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to cause Newco to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to cause Newco to pay the registration expenses in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

                     7.2.2     If the managing underwriter of any
underwritten offering under this Section 7.2 shall inform Newco by letter that, in its opinion, the number or type of Registrable Securities requested to be included in such registration would adversely affect such offering, and Newco has so advised the Requesting Holders in writing, then the Company will cause Newco to include in such registration, to the extent of the number and type that Newco is so advised can be sold in (or during the time of) such offering, (i) all securities proposed by Newco to be sold for its own account and (ii) such Registrable Securities requested to be included in such registration pursuant to this Agreement or a Similar Option and all other securities proposed to be registered pro rata among all such securities on the basis of the estimated proceeds from the sale thereof.

           8. Obligations of the Company. In connection with the registration of the Registrable Securities as contemplated by Section 7.1 or 7.2, the Company shall cause Newco to:

                8.1 prepare and file with the SEC a registration statement or statements or similar documents (the "Registration Statement") with respect to
(i) in the case of registration contemplated by Section 7.1, all Registrable Securities, and thereafter use its best efforts to cause the Registration Statement to become effective as soon as practicable and in any event within 90 days after the Request, and (ii) in the case of incidental registration pursuant to Section 7.2, the securities to be sold by Newco together with the Registrable Securities to be sold by the Requesting Holders and the other securities referred to in Section 7.2.2, and thereafter use its best efforts to cause the Registration Statement to become effective as soon as practicable, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), in each case, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                8.2 prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in the Registration Statement;

                8.3 furnish to each Holder whose Registrable Securities are included in the Registration Statement such number of copies of a prospectus, including a preliminary prospectus and all amendments and supplements thereto and such other documents, as such Holder may reasonably request in order to facilitate the disposition of the Registrable securities owned by such Holder;

                8.4 use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as the Holders who hold a majority in interest of the Registrable Securities reasonably request, (ii) prepare and file in those jurisdictions all required amendments (including post-effective amendments) and supplements, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times the Registration Statement is in effect and (iv) take all other actions necessary or advisable to enable the disposition of such securities in all such jurisdictions; provided, however, that Newco shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 8.4;

                8.5 (i) in the case of registration contemplated by Section 7.1, in the event Holders who hold a majority in interest of the Registrable Securities select underwriters for the offering, and (ii) in the case of registration contemplated by Section 7.2, in the case of an underwritten offering, enter into and perform its obligations under an underwriting agreement with the managing underwriter of such offering, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, and (ii) in the case of any non-underwritten offering, provide to broker-dealers participating in any distribution of Registrable Securities reasonable indemnification substantially similar to that provided by Section 11.1;

                8.6 promptly notify each Holder of the happening of any event of which Newco has knowledge, as a result of which Newco believes the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances then existing, not misleading, and use its best efforts to prepare promptly a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request;

                8.7 promptly notify each Holder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement, and make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

                8.8 permit a single firm of counsel designated as selling stockholders' counsel by the Holders who hold a majority in interest of the Registrable Securities being sold to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects;

                8.9 make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement;

                8.10 at the request of the Holders who hold a majority in interest of the Registrable Securities being sold, furnish on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement (i) a letter, dated such date, from Newco's
independent  certified  public  accountants,   in  form  and  substance  as  is
customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing Newco for purposes of such Registration Statement, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters;

                8.11 make available for inspection by any Holder, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant, or other agent retained by any such Holder or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of Newco, as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause Newco's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with the Registration Statement;

                8.12  use its best efforts either to (i) cause all the

Registrable Securities covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which similar securities issued by Newco are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure designation of all the Registrable Securities covered by the Registration Statement as a NASDAQ "National Market Security" within the meaning of Rule 11Aa2-l of the SEC and the quotation of the Registrable Securities on the NASDAQ National Market;

                8.13 provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

                8.14 cooperate with the Holders who hold Registrable Securities being sold and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, and registered in such names as the managing underwriter or underwriters, if any, or the Holders may reasonably request; and

                8.15 take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

           9.   Obligations of the Holders.

                9.1 It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Holder that such Holder shall furnish to Newco such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents and agreements in connection with such registration as Newco may reasonably request. At least ten days prior to the first anticipated filing date of the Registration Statement, the Company shall cause Newco to notify each Holder of the information Newco requires from each such Holder (the "Requested Information") if he elects to have any of his Registrable Securities included in the Registration Statement. If within three Business Days of the filing date Newco has not received the Requested Information from a Holder (a "Non-Responsive Holder"), then the Company may permit Newco to file the Registration Statement without including Registrable Securities of such Non-Responsive Holders;

                9.2  Each  Holder,   by  his   acceptance  of  the   Registrable
Securities, agrees to cooperate with Newco in connection with the preparation and filing of any registration statement hereunder, unless such Holder has decided not to participate;

                9.3 In the case of registration contemplated by Section 7.1, in the event Holders holding a majority in interest of the Registrable Securities select underwriters for the offering, and in the case of registration contemplated by Section 7.2, in the event of an underwritten offering, each Holder agrees to enter into and perform his obligations under an underwriting agreement, in usual and customary form, including without limitation customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless
(i) in the case of registration contemplated by Section 7.1, such Holder has notified Newco in writing of his election to exclude all of his Registrable Securities from the Registration Statement, or (ii) in the case of registration contemplated by Section 7.2, such Holder has decided not to participate;

                9.4 Each Holder agrees that, upon receipt of any notice from Newco of the happening of any event of the kind described in Section 8.6, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 8.6 and, if so directed by Newco, such Holder shall deliver to Newco (at the expense of Newco) or destroy (and deliver to Newco a certificate of such destruction) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice;

                9.5 No Holder may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Holders entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) agrees to pay such Holder's pro rata portion of all underwriting discounts and commissions; and

                9.6 In consideration of the Company's agreements hereunder, each Holder agrees that, upon the request of Newco or any managing underwriter for any public offering of Newco's securities, it shall not sell, effect any short sale of, loan, pledge, grant any option for the purchase of, or otherwise dispose of any Common Stock (other than shares included in any registration effected hereunder) without the prior written consent of Newco or such managing underwriter, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as Newco or the managing underwriter may specify.

           10.  Expenses of Registration.  The Company shall cause all expenses other than underwriting discounts and commissions incurred in connection with registration, filings or qualifications pursuant to Section 8, including, without limitation, all registration, listing, filing and qualification fees, printing and accounting fees, the fees and disbursements of counsel for Newco and the reasonable fees and disbursements of one firm of counsel for the Holders, to be borne by Newco, except as otherwise required by applicable rules or regulations of the National Association of Securities Dealers or by applicable federal or state securities laws.

           11. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                11.1 To the extent permitted by law, the Company will cause Newco to indemnify and hold harmless each Holder who holds such Registrable Securities, the directors, if any, of such Holder, the officers, if any, of such Holder, who sign the Registration Statement, each person, if any, who controls such Holder, any underwriter (as defined in the Securities Act) for the Holders, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each, an "Indemnified Holder") against any losses, claims, damages, expenses, liabilities (joint or several) (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any
of  the  following  statements,   omissions  or  violations  (collectively,   a
"Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented if Newco files any amendment thereof or supplement thereto with the SEC), or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by Newco of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law. Subject to the restrictions set forth in Section 11.4 with respect to the number of legal counsel, the Company shall cause Newco to reimburse the Holders and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim, whether or not such claim, investigation or proceeding is brought or initiated by Newco or a third party. If multiple claims are brought against an Indemnified Holder in an arbitration proceeding, and indemnification is permitted under applicable law and is provided for under this Section 11 with respect to at least one such claim, the Company will cause Newco to agree that any arbitration award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for, except to the extent the arbitration award expressly states that the award, or any portion thereof, is based solely on a claim as to which indemnification is not available. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 11.1 (a) as to any Indemnified Holder shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to Newco by such Indemnified Holder expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; and (b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Newco. The Company shall cause Newco to not withhold such consent unreasonably. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Holder and shall survive the transfer of the Registrable Securities by the Holders pursuant to Section 14.

                11.2 In connection with any Registration Statement in which a Holder is participating, each such Holder agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 11.1, Newco, each of its directors, each of its officers who sign the Registration Statement, each person, if any, who controls Newco within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter (collectively and together with an Indemnified Holder, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to Newco by such Holder expressly for use in connection with such Registration Statement; and such Holder will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 11.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld; provided, further, that the Holder shall be liable under this Section 11.2 for only that amount of a Claim as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

                11.3 Newco shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution to the same extent as provided above, with respect to information about such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

                11.4 Promptly after receipt by an Indemnified  Party under this
Section 11 of notice of the commencement of any action (including any governmental action), such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying Party under this Section 11, deliver to the indemnifying Party a written notice of the commencement thereof, and the indemnifying Party shall have the right to participate in, and, to the extent the indemnifying Party so desires, jointly with any other indemnifying Party similarly noticed, to assume control of the defense thereof with counsel satisfactory to the Indemnified Parties; provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying Party, if, in the reasonable opinion of counsel for the Indemnified Party, representation of such Indemnified Party by the counsel retained by the indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall cause Newco to pay for only one legal counsel for the Holders; such legal counsel shall be selected by the Holders holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Party under this Section 11, except to the extent that such failure to notify results in the forfeiture by the indemnifying party of substantive rights or defenses. The indemnification required by this Section 11 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

           12.   Contribution.   To  the  extent  any   indemnification  by  an
indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 11 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 11, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

           13. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of Newco to the public without registration ("Rule 144"), the Company agrees to cause Newco to:

                13.1 make and keep public information available, as those terms are understood and defined in Rule 144;

                13.2 file with the SEC in a timely manner all reports and other documents required of Newco under the Securities Act and the Exchange Act; and

                13.3 furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by Newco that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by Newco), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of Newco and such other reports and documents so filed by Newco, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities without registration.

           14. Assignment of Registration Rights. The right to have the Company cause Newco to register Registrable Securities pursuant to this Option shall be automatically assigned by the Holders to transferees or assignees of this Option or such Registrable Securities, provided that immediately following such transfer or assignment, the further disposition of such securities by the transferee or assignee would be subject to restrictions under the Securities Act. The term "Holders" as used herein shall include permitted assignees and transferees.

           15. Holdco Public Offering. In the event that the Company or any direct or indirect parent of the Company completes a public offering (a "Company IPO") of its common or common equivalent equity (the "Company Common Stock"), and at such time the Common Stock is not publicly traded, then, at the request of Optionholders entitled to purchase not less than 51% of the total number of Option Shares not yet purchased, the Company shall issue to each Optionholder an option (a "Replacement Option") to purchase shares of Company Common Stock in exchange for his Option to purchase Common Stock. The Replacement Option shall contain provisions so that the provisions set forth herein shall thereafter be applicable, in a manner as similar as possible to the methods used herein, to any shares of stock or other securities or other property thereafter deliverable upon exercise of the Replacement Option. For example, the Replacement Option shall obligate the Company to undertake all responsibilities and obligations to be undertaken hereunder by the Company or by Newco and all references herein to Newco shall be replaced in the Replacement Options by analogous references to the Company and all references herein to the Common Stock shall be replaced in the Replacement Options by analogous references to the Company Common Stock. The Replacement Option shall bind the Company, shall be accompanied by an opinion of counsel as to the enforceability of the Replacement Option and shall be approved by Optionholders entitled to purchase not less than 51% of the total number of Option Shares not yet purchased. The Replacement Option shall be exercisable for a percentage of the shares of Company Common Stock outstanding on a fully diluted basis on the date of issuance of the of the Replacement Option equal to the percentage of the outstanding shares of Common Stock on a fully diluted basis represented by the Option Shares underlying this Option at the time of issuance of the Replacement Option transferable to the Optionholder upon exercise of this Option, multiplied by a fraction, the numerator of which is the Fair Value of Newco on the date of completion of the Company IPO and the denominator of which is the Fair Value of the Company on the date of completion of the Company IPO. For the purposes of this Section 15, "fully diluted basis" means the number of shares of Company Common Stock outstanding on the date of exercise of the Replacement Option, after giving effect to the exercise of all Replacement Options and the conversion or exercise of any securities convertible into or exchangeable for Company Common Stock and any outstanding options, warrants or other rights to purchase or subscribe for Company Common Stock which have been issued by the Company. Upon issuance of the Replacement Options, the Company covenants and agrees that during the period within which the Replacement Option may be exercised, the Company will at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Company Common Stock to provide for the exercise of the rights represented by all Replacement Options. The Company further covenants and agrees that all shares of Company Common Stock which are issued upon the exercise of the Replacement Options will, upon issuance, be validly issued, fully paid, and nonassessable, not subject to any preemptive rights, and free from all taxes, liens, security interests, charges, and other encumbrances.

           16. Amendments. Any provision of this Option (including registration rights) may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 15 shall be binding upon each Holder and the Company.

           17. Expiration of the Option. Except with respect to Sections 2, 7, 8, 9, 10, 11, 12, 13, 14, 15, 17, 18 and 19 the obligations of the Company pursuant to this Option shall terminate on the Expiration Date, unless the Option is not exercised, in which case all of the obligations of the Company under this Agreement shall terminate on the Expiration Date.

           18.  Definitions.

           As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

           Affiliate: of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. For the purposes of this definition, "control," when used with respect to any person or entity, means the power to direct or cause the direction of the management or policies of such person or entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

           Assignment Form: an Assignment Form in the form annexed hereto as Exhibit B.

           Book Value: per share of Common Stock as of any date herein shall mean the Consolidated Net Worth of Newco and its Subsidiaries as of such date divided by the number of shares of Common Stock outstanding as of such date.

           Business Day: any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in The City of New York, State of New York.

           Claims:  the meaning specified in Section 11.1.

           Common Stock:  the meaning specified on the cover of this Option.

           Company:  the meaning specified on the cover of this Option.

           Company Common Stock:  the meaning specified in Section 15.

           Company IPO:  the meaning specified in Section 15.

           Convertible Securities: evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for, with or without payment of additional consideration, additional shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

           Consolidated Net Worth: as of any date herein specified, the total consolidated assets of Newco and its Subsidiaries minus the total consolidated liabilities of Newco and its Subsidiaries (exclusive of any liabilities associated with the Option) as determined from the consolidated balance sheet of Newco and its Subsidiaries from the most recent fiscal quarter, which consolidated balance sheet shall be prepared in accordance with generally accepted accounting principles consistently applied, shall be in reasonable detail, and shall be certified as complete and correct by the chief financial or accounting officer of Newco.

           Demand Registration:  the meaning specified in Section 7.1.

           Exchange Act: the meaning specified in Section 11.1 or any successor Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to a comparable section, if any, of any such successor Federal statute.

           Exercise Form: an Exercise Form in the form annexed hereto as Exhibit A.

           Exercise Price: the meaning specified on the cover of this Option.

           Expiration Date: the meaning specified on the cover of this Option.

           Fair Market Value: Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean: (i) If the Common Stock is listed on a national securities exchange, then the Fair Market Value shall be the average of the closing prices of the Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted for trading on the last twenty Business Days prior to the Determination Date, or if not listed or traded on any such exchange, then the Fair Market Value shall be the average of the closing prices of the Common Stock on the National Market System (the "National Market System") of the National Association of Securities Dealers Automated Quotations System ("NASDAQ") on the last twenty Business Days prior to the Determination Date; or, if the Common Stock is not listed on any national securities exchange or quoted on the National Market System, the average of the highest bid and lowest asked prices in the over-the-counter market as reported by the National Quotation Bureau or any similar successor organization on the last twenty Business Days prior to the Determination Date; or

      (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges, then the Fair Market Value shall be the higher of (x) the Book Value per share, and (y) the fair value as reasonably determined by an Independent Financial Expert selected by the independent certified public accountants of Newco (which determination shall be reasonably described in the written notice delivered to the Optionholder together with the Common Stock certificates).

           Where the term "Fair Market Value" is used in reference to securities other than Common Stock (as is the case in Section 6.2(f)), all references to Common Stock in this Section 1.2(c) shall be read to mean such securities.

           Fair Value: as reasonably calculated by the Company's Board of Directors or a duly appointed committee of such Board and agreed to by the Optionholders (who shall agree among themselves by a majority in interest) or, failing such agreement within 15 days after such Board's or the committee's calculation, the fair value as determined by an Independent Financial Expert selected by the independent certified public accountants of the Company. Such firm shall determine the fair value of the security, property, or assets, as the case may be, in question and deliver its opinion in writing to the Company and to such holders.

           Holder(s):  holder(s) of Registrable Securities.

           Indemnified Holder:  the meaning specified in Section 11.1.

           Indemnified Party:  the meaning specified in Section 11.2.

           Independent Financial Expert: means a nationally recognized investment banking firm (a) that does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect material financial interest in the Company or Newco, (b) that has not been, and, at the time it is called upon to serve as an Independent Financial Expert under this Agreement is not (and none of whose directors, officers, employees or Affiliates is) a promoter, director or officer of the Company or Newco, (c) that has not been retained by the Company or Newco for any purpose, other than to perform an equity valuation, within the preceding 12 months and (d) that is otherwise qualified to serve as an independent financial advisor.

           Inspectors:  the meaning specified in Section 8.11.

           NASDAQ:  the meaning specified in the definition of Fair Market
Value.

           National Market System: the meaning specified in the definition of Fair Market Value.

           Non-Responsive Holder:  the meaning specified in Section 9.2.

           Other Securities: any stock and other securities of Newco (other than Common Stock) or of any other entity which shall become subject to issue or sale upon the conversion or exchange of any stock or other securities of Newco.

           Participation Notice:  the meaning specified in Section 2.2.

           Registrable Securities: (i) the Option Shares and other securities transferred or transferable to the Optionholder upon exercise of this Option and
(ii) any securities issued or issuable with respect to any Common Stock or other securities referred to in subdivision (i) by way of stock dividend or stock split or in connection with a combination or other reorganization or otherwise. Any shares constituting Registrable Securities shall cease to be such if and when they (i) are distributed to the public pursuant to a registration statement under the Securities Act or Rule 144, (ii) become subject to resale pursuant to Rule 144(k) under the Securities Act (or any successor provision) or (iii) shall have otherwise been transferred and the new certificate evidencing ownership thereof does not bear a restrictive legend pursuant to the Securities Act and is not subject to a stop transfer order delivered by or on behalf of Newco.

           Registration Statement:  the meaning specified in Section 8.1.

           Replacement Option:  the meaning specified in Section 15.

           Requested Information:  the meaning specified in Section 9.1.

           Requesting Holder: the meaning specified in Section 7.2.1.

           Rule 144:  the meaning specified in Section 13.

           SEC: the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act or the Exchange Act, whichever is the relevant statute for the particular purpose.

           Securities Act: the meaning specified on the cover of this Option, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act, shall include a reference to the comparable section, if any, of any such successor Federal statute.

           Similar Options: any Option substantially in the same form as this Option.

           Subsidiary: any corporation or other entity (a) more than 50% (by number of votes) owned by Newco and/or by one or more of its Subsidiaries, or any other business entity in which Newco and/or one or more of its Subsidiaries owns more than a 50% interest in either the capital or profits of such business entity, or (b) whose net earnings or portions thereof are consolidated with the net earnings of Newco and are recorded in the books of Newco for financial reporting purposes in accordance with generally accepted accounting principles or (c) of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors (or other persons performing similar functions) are directly or indirectly owned by Newco and/or one or more of its Subsidiaries.

           Transfer: for purposes of Section 2.2, to transfer, sell, assign, pledge, hypothecate, give, create a security interest or lien on, place in trust (voting or otherwise), assign or in any other way encumber or dispose of, directly or indirectly and whether or not by operation of law or for value, any share of Common Stock.

           Violation:  the meaning specified in Section 11.1.

           Optionholder:  the meaning specified on the cover of this Option.

           Option Shares: the meaning specified on the cover of this Option.

           19.  Miscellaneous.

                19.1 Entire Agreement. This Option constitutes the entire agreement between the Company and the Optionholder with respect to the Options.

                19.2 Binding Effects; Benefits. This Option shall inure to the benefit of and shall be binding upon the Company and the Optionholder and their respective heirs, legal representatives, successors and assigns. Nothing in this Option, expressed or implied, is intended to or shall confer on any person other than the Company and the Optionholder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Option.

                19.3 Section and Other Headings. The section and other headings contained in this Option are for reference purposes only and shall not be deemed to be a part of this Option or to affect the meaning or interpretation of this Option.

                19.4 Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                19.5   Further   Assurances.   Each  of  the  Company  and  the
Optionholder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Optionholder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Agreement.

                19.6 Notices. All notices and other communications required or permitted to be given under this Option shall be in writing and shall be by telecopier, courier service or personal delivery, to the parties hereto at the following addresses or to such other address as any party hereto shall hereafter specify by notice to the other party hereto:

                      (a) if to the Company, addressed to:

                          [         ]




                     (b)  if to the Optionholder, addressed to:

                               the address of such Optionholder
                          appearing on the books of the Company.

Except as otherwise provided herein, all such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; by courier, if delivered by commercial overnight courier service; and when receipt is acknowledged, if telecopied.

                19.7 Separability. Any term or provision of this Option which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Option or affecting the validity or enforceability of any of the terms or provisions of this Option in any other jurisdiction.

                19.8 Governing Law. This Option shall be deemed to be a contract made under the laws of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to such agreements made and to be performed entirely within such State.

                19.9 No Rights or Liabilities as Stockholder. Nothing contained in this Option shall be determined as conferring upon the Optionholder any rights as a stockholder of Newco or as imposing any liabilities on the Optionholder to purchase any securities whether such liabilities are asserted by Newco or by creditors or stockholders of Newco or otherwise.

           IN WITNESS WHEREOF, the Company has caused this Option to be signed by its duly authorized officer.


                               [         ]



                               By:__________________________________

Dated:

                                                                       Exhibit A





                                  EXERCISE FORM


                 (To be executed upon exercise of this Option)

           The undersigned hereby irrevocably elects to exercise the right, represented by this Option, to purchase _________ of the Option Shares and herewith tenders (i) payment for such Option Shares to the order of [ ] in the amount of $__________ in accordance with the terms of this Option. The undersigned requests that a certificate for such Option Shares be registered in the name of __________________ and that such certificates be delivered to __________________ whose address is _______________________.


Dated:______________


                               Signature_____________________________


                                        -----------------------------
                                               (Print Name)

                                        -----------------------------
                                               (Street Address)

                                        -----------------------------
                                        (City)  (State)  (Zip Code)


Signed in the Presence of:


-------------------------

                                                                       Exhibit B





                               FORM OF ASSIGNMENT

              (To be executed only upon transfer of this Option)

           For value received, the undersigned registered holder of the within Option hereby sells, assigns and transfers unto _________________ the right represented by such Option to purchase ________________ shares of Common Stock of [ ] to which such Option relates and all other rights of the Optionholder under the within Option (including, without limitation, the registration rights provided in Section 7 of the within Option), and appoints ______________________ Attorney to make such transfer
on the books of [         ] maintained for such purpose, with full power of
substitution in the premises.


Dated: ___________________


                               Signature_____________________________


                                          -----------------------------
                                               (Print Name)

                                          -----------------------------
                                               (Street Address)

                                          -----------------------------
                                          (City)   (State)  (Zip Code)



Signed in the presence of:


-------------------------